UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2016

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Supplemental United States Federal Income Tax Considerations

Prologis, Inc. (the “REIT”) and Prologis, L.P. (the “Operating Partnership”) are filing as Exhibit 99.1 (incorporated by reference herein) a discussion of certain U.S. federal income tax considerations, which replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the REIT and the Operating Partnership and their respective security holders in our current registration statements, including those registration statements relating to the exchange of common stock of the REIT upon redemption of partnership interests in the Operating Partnership, to the extent that they are inconsistent with the description contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.

99.1	Supplemental United States Federal Income Tax Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: June 20, 2016	By:	/s/ Michael T. Blair
Name: Michael T. Blair Title: Managing Director and Assistant Secretary

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: June 20, 2016	By:	/s/ Michael T. Blair
Name: Michael T. Blair Title: Managing Director and Assistant Secretary